UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

WESTERN REFINING, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 W. Mills Ave., Suite 200 El Paso, Texas 79901 (Address of principal executive offices)

(915) 534-1400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K (the “Original 8-K”) filed by Western Refining, Inc. with the Securities and Exchange Commission (the “Commission”) on June 10, 2011 by inserting a new Item 5.07(d) therein.  This Form 8-K/A does not amend or modify the Original 8-K in any other respect.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

(d) Western Refining, Inc. held its Annual Meeting of Shareholders on June 7, 2011. The matters voted upon, each of which is described in the 2011 Proxy Statement filed with the Commission on April 22, 2011, and the results of the voting were disclosed in the Original 8-K.

In connection with the Proposal Regarding the Frequency of Future Advisory Votes on Named Executive Officer Compensation, as recommended by the Company’s Board of Directors, the Company’s shareholders voted in favor of holding such an advisory vote every three years. Accordingly, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation once every three years until the next required vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Chief Financial Officer

Dated: March 29, 2012